Exhibit 10.1

EXECUTION VERSION

INCREMENTAL AMENDMENT dated as of September 11, 2013 (this “Amendment”), to the Third Amended and Restated Credit Agreement dated as of March 1, 2013 (as amended by this Amendment and further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among FREESCALE SEMICONDUCTOR, INC., a Delaware corporation (the “Borrower”), FREESCALE SEMICONDUCTOR HOLDINGS V, INC., a Delaware corporation (“Holdings”), FREESCALE SEMICONDUCTOR HOLDINGS IV, LTD., a Bermuda exempted limited liability company (“Foreign Holdings”), FREESCALE SEMICONDUCTOR HOLDINGS III, LTD., a Bermuda exempted limited liability company (“Parent”), the LENDERS (as defined in Article I of the Credit Agreement) from time to time party thereto and CITIBANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as collateral agent for the Lenders (in such capacity, the “Collateral Agent”), as Swing Line Lender and as L/C Issuer.

A. Pursuant to Section 2.14 of the Credit Agreement, (i) the Borrower may request Specified Incremental Term Loans by giving written notice of such request to the Administrative Agent, (ii) the Borrower has given such a written notice to the Administrative Agent for Specified Incremental Term Loans in an aggregate principal amount of $800,000,000 (the “Tranche B-5 Term Loans”), having the terms, and subject to the conditions, set forth herein and in the Credit Agreement and (iii) the Borrower has requested that the persons set forth on Schedule 1 hereto and identified as “Tranche B-5 Term Lenders” (the “Tranche B-5 Term Lenders”) commit to make the Tranche B-5 Term Loans on the Tranche B-5 Incremental Effective Date (as defined in Section 6 hereof). The proceeds of the Tranche B-5 Term Loans will be used to purchase or otherwise redeem a portion of the Borrower’s Specified Senior Secured Notes and to pay fees and expenses related to the transactions contemplated by this Amendment.

B. The Tranche B-5 Term Lenders are willing to make the Tranche B-5 Term Loans to the Borrower on the Tranche B-5 Incremental Effective Date on the terms and subject to the conditions set forth herein and in the Credit Agreement.

C. Deutsche Bank Securities Inc., Citigroup Global Markets Inc. and Barclays Bank PLC will act as joint lead arrangers and joint bookrunners for the Tranche B-5 Term Loans (in such capacities, the “Arrangers”).

D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement. The provisions of Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

Accordingly, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Making of Tranche B-5 Term Loans; Amendments to the Credit Agreement. (a) Subject to the terms and conditions set forth herein and in the Credit Agreement, each Tranche B-5 Term Lender severally agrees to make to the Borrower, on the Tranche B-5 Incremental Effective Date, a Tranche B-5 Term Loan denominated in Dollars, in a principal amount equal to the amount set forth next to such Tranche B-5 Term Lender’s name on Schedule 1 (the “Tranche B-5 Term Loan Commitments”). Amounts borrowed under this Section 1 and repaid or prepaid may not be reborrowed.

(b) The Tranche B-5 Term Loan Commitment of each Tranche B-5 Term Lender shall be automatically and permanently reduced to $0 upon the making of such Tranche B-5 Term Lender’s Tranche B-5 Term Loans pursuant to Section 1(a) hereof.

(c) The proceeds of the Tranche B-5 Term Loans are to be used by the Borrower solely for the purposes set forth in Recital A of this Amendment and as further set forth herein.

(d) This Amendment shall constitute an “Incremental Amendment” for all purposes of the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. Effective as of the Tranche B-5 Incremental Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

“Tranche B-5 Incremental Effective Date” means September 11, 2013, which was the Tranche B-5 Incremental Effective Date under (and as defined in) the Tranche B-5 Incremental Amendment.

“Tranche B-5 Incremental Amendment” means the Incremental Amendment dated as of September 11, 2013, among the Borrower, Holdings, Foreign Holdings, Parent, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and the Tranche B-5 Term Lenders.

“Tranche B-5 Term Lender” means a Lender with an outstanding Tranche B-5 Term Loan.

“Tranche B-5 Term Loans” means the term loans made pursuant to the Tranche B-5 Incremental Amendment, the terms of which are set forth in this Agreement and in the Tranche B-5 Incremental Amendment.

(b) The definition of the term “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “and Tranche B-5 Term Loans” immediately following the words “Tranche B-4 Term Loans” in clause (c) thereof.

(c) The definition of the term “Class” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “or” in clause (a) thereof and replacing it with a comma, (ii) inserting the words “or Tranche B-5 Term Lenders” immediately following the words “Tranche B-4 Term Lenders” in clause (a) thereof, (iii) deleting the word “or” in clause (c) thereof and replacing it with a comma and (iv) inserting the words “or Tranche B-5 Term Loans” immediately before the period at the end thereof.

(d) The definition of the term “Eurocurrency Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “or Tranche B-5 Term Loan, in each case” immediately following the words “Tranche B-4 Term Loan” in clause (y) thereof.

(e) The definition of the term “Facility” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “the Tranche B-5 Term Loans,” immediately following the words “the Tranche B-4 Term Loans,” therein.

(f) The definition of the term “Incremental Availability” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “, or the Tranche B-5 Term Loans made on the Tranche B-5 Incremental Effective Date,” immediately following the words “on the Third Restatement Effective Date” therein.

(g) The definition of the term “Loan” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “and in the case of the Tranche B-5 Term Loans, under the Tranche B-5 Incremental Amendment” immediately following the words “Third Amendment and Restatement Agreement” in the parenthetical therein.

(h) The definition of the term “Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately before clause (c) thereof and replacing it with a comma, (ii) inserting the words “and (d) with respect to the Tranche B-5 Term Loans, January 15, 2021” immediately before the first proviso thereto and (iii) amending and restating the first proviso thereto in its entirety as follows:

“provided, however, that (i) the date specified in clause (c) hereof will automatically become December 15, 2017 and (ii) the date specified in clause (d) hereof will automatically become March 15, 2018, if as of December 1, 2017, in the case of clause (i) and as of March 1, 2018, in the case of clause (ii), (x) the Maturity Trigger-Senior Secured Notes has occurred and (ii) the aggregate principal amount of Specified Senior Secured Notes outstanding on such date exceeds $500,000,000.

(i) Section 2.05(a)(i) of the Credit Agreement is hereby amended by (i) deleting the word “and” in the first parenthetical of the first sentence thereof and replacing it with a comma and (ii) inserting the words “and Tranche B-5 Term Loans” immediately following the words “Tranche B-4 Term Loans” in the first parenthetical of the first sentence thereof.

(j) Section 2.05(a)(iv) of the Credit Agreement is hereby amended by (i) deleting the word “or” immediately before clause (y) thereof and replacing it with a comma and (ii) inserting the words “or (z) solely in the case of the Tranche B-5 Term Loans, prior to the first anniversary of the Tranche B-5 Incremental Effective Date,” immediately following clause (y) thereof.

(k) Section 2.07(a) of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately before clause (B) thereof and replacing it with a comma and (ii) inserting the following new clause (C) immediately following the end of clause (B) thereof:

“and (C) for the ratable account of the Tranche B-5 Term Lenders, on the last Business Day of each March, June, September and December, commencing with the last Business Day of December 2013, an aggregate Dollar Amount equal to 0.25% of the aggregate Dollar Amount of all Tranche B-5 Term Loans outstanding on the Tranche B-5 Incremental Effective Date, which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05”.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Holdings, Foreign Holdings, the Borrower, Parent and each other Loan Party hereby represents and warrants to each of the Lenders (including the Tranche B-5 Term Lenders) and the Administrative Agent that, as of the Tranche B-5 Incremental Effective Date: (i) this Amendment (A) has been duly authorized by all necessary corporate or other organizational and, if required, member or shareholder action of such Person, (B) has been duly executed and delivered by such Person and (C) constitutes a legal, valid and binding obligation of such Person enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (ii)(A) the representations and warranties set forth in Article V of the Credit Agreement or in any other Loan Document are true and correct in all material respects on and as of the Tranche B-5 Incremental Effective Date, except (x) to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date and (y) that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects, subject to clause (x) above, on and as of such date and (B) after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

SECTION 4. Tranche B-3 Term Loans. The Borrower hereby acknowledges and agrees that pursuant to Section 2.14(a) of the Credit Agreement, effective upon the making of the Tranche B-5 Term Loans on the Tranche B-5 Incremental Effective Date, the Applicable Rate with respect to the Tranche B-3 Term Loans shall automatically be increased to 3.75% for Eurocurrency Rate Loans and 2.75% for Base Rate Loans.

SECTION 5. Other Agreements. Each Tranche B-5 Term Lender hereby agrees with the Borrower and the Administrative Agent that: (i) such Tranche B-5 Term Lender will deliver the tax forms and certificates required to be delivered by a Lender (including, if applicable to such Tranche B-5 Term Lender, a Foreign Lender) under Section 10.15 of the Credit Agreement, on or before the date such Lender becomes a Tranche B-5 Term Lender under the Credit Agreement and (ii) such Tranche B-5 Term Lender has delivered or will promptly deliver to the Administrative Agent a completed Administrative Questionnaire.

SECTION 6. Effectiveness. Each of (i) this Amendment and (ii) the obligations of each Tranche B-5 Term Lender to make a Tranche B-5 Term Loan hereunder shall become effective as of the first date (such date being referred to as the “Tranche B-5 Incremental Effective Date”) that each of the following conditions shall have been satisfied or waived in accordance with the terms of the Credit Agreement:

(a) the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) Holdings, (ii) Foreign Holdings, (iii) the Borrower, (iv) Parent, (v) each Other Parent Guarantor, (vi) each other Guarantor and (vii) each Tranche B-5 Term Lender;

(b) the Administrative Agent shall have received a Committed Loan Notice with respect to the Tranche B-5 Term Loans, duly executed and delivered by the Borrower at least three Business Days prior to the Tranche B-5 Incremental Effective Date;

(c) The Borrower shall have delivered, or substantially concurrently with the funding of the Tranche B-5 Term Loans on the Tranche B-5 Incremental Effective Date shall deliver, an irrevocable notice of redemption with respect to Specified Senior Secured Notes in an aggregate principal amount of at least $717,102,000;

(d) the Administrative Agent and the Arrangers shall have received documents and certificates relating to the organization, existence and good standing of each Loan Party and the authorization of this Amendment and the Loan Documents and transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent and the Arrangers;

(e) the Administrative Agent and the Arrangers shall have received a favorable legal opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Loan Parties, addressed to the Administrative Agent, the Collateral Agent, the Swing Line Lender, each L/C Issuer, the Lenders and the Arrangers, dated the Tranche B-5 Incremental Effective Date, in form and substance reasonably satisfactory to the Administrative Agent and the Arrangers, which the Loan Parties hereby request such counsel to deliver;

(f) the Administrative Agent and the Arrangers shall have received a favorable legal opinion of Conyers, Dill & Pearman Limited, counsel to the Loan Parties incorporated in Bermuda, addressed to the Lenders, the Administrative Agent, the Collateral Agent, the Swing Line Lender, each L/C Issuer and the Arrangers, dated the Tranche B-5 Incremental Effective Date, in form and substance reasonably satisfactory to the Administrative Agent and the Arrangers, which the Loan Parties hereby request such counsel to deliver;

(g) the representations and warranties of Holdings, Foreign Holdings, the Borrower, Parent and each other Loan Party set forth in Section 3 hereof shall be true and correct as of the Tranche B-5 Incremental Effective Date, and the Administrative Agent shall have received a certificate, dated the Tranche B-5 Incremental Effective Date and signed by a Responsible Officer or the chief executive officer of the Borrower, confirming the truth and correctness thereof, which shall be in form and substance reasonably satisfactory to the Administrative Agent and the Arrangers;

(h) no Default shall exist, or would result from the proposed Borrowing of the Tranche B-5 Term Loans or from the application of the proceeds thereof;

(i) the Administrative Agent shall have received all documentation and other information reasonably requested by it that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act; and

(j) the Arrangers shall have received payment of all fees payable in connection with this Amendment and the Administrative Agent and the Arrangers shall have received all other amounts due and payable on or prior to the Tranche B-5 Incremental Effective Date, including reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower in connection with, this Amendment.

The Administrative Agent shall notify the Borrower and the Lenders (including the Tranche B-5 Term Lenders) of the Tranche B-5 Incremental Effective Date, and such notice shall be conclusive and binding.

SECTION 7. Reaffirmation of Guaranty and Security. (a) Each Loan Party, by its signature below, hereby agrees that, notwithstanding the effectiveness of this Amendment, the Collateral Documents continue to be in full force and effect;

(b) each Loan Party, by its signature below, affirms and confirms (i) its obligations under each of the Loan Documents to which it is a party, (ii) its guarantee of the secured Obligations and (iii) the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Loan Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents;

(c) in addition to, and not in lieu of, any other Liens for the benefit of the Tranche B-5 Term Lenders, as security for the payment or performance, as the case may be, in full of the Obligations, including the Guarantees, security interests are hereby granted by the following Grantors (as such term is defined in the Security Agreement) to Citibank, N.A., as collateral agent under the Loan Documents (including, without limitation, the Credit Agreement) for the Secured Parties, in, all right, title or interest in or to any and all of the following Collateral, in each case whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest: (i) by each of the Grantors in the Pledged Collateral (as such term is defined in the Security Agreement) and (ii) by each of the Grantors other than Freescale Semiconductor Holdings IV, Ltd. in the Article 9 Collateral (as such term is defined in the Security Agreement); and

(d) each Grantor hereby authorizes the filing of any financing statements or continuation statements, and amendments of financing statements, in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Agent in connection with this Amendment. Such financing statements may contain an indication or description of collateral that describes such property in any manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the collateral granted to the Collateral Agent in connection with this Amendment, including describing such property as “all assets” or “all personal property,” and “whether now owned or at any time hereafter acquired” or “now has or at any time in the future may acquire any right, title or interest.”

SECTION 8. Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent, the Collateral Agent and the Arrangers for their reasonable and documented out-of-pocket costs and expenses in connection with this Amendment, including the fees, charges and disbursements of Cravath, Swaine & Moore LLP.

SECTION 9. Non-Reliance on Administrative Agent. Each Tranche B-5 Term Lender represents to the Administrative Agent and the Collateral Agent that it has, independently and without reliance upon the Administrative Agent, the Collateral Agent, any Arranger or any Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates and made its own decisions to make its Tranche B-5 Term Loans hereunder and enter into this Amendment. Each Tranche B-5 Term Lender also represents that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, any Arranger or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Amendment, the Credit Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates.

SECTION 10. Administrative Agent Consent. The Administrative Agent hereby agrees, for purposes of Section 2.14 of the Credit Agreement, and without prejudice to or affecting Section 9 hereof, that (a) the terms of the Tranche B-5 Term Loans provided in this Amendment and the Credit Agreement, to the extent that such terms differ from those provided for Term Loans in the Credit Agreement and the other Loan Documents, are reasonably acceptable to the Administrative Agent and (b) each Tranche B-5 Term Lender which is not a Lender, an Affiliate of a Lender or an Approved Fund has been approved and consented to by the Administrative Agent.

SECTION 11. Post-Closing Undertakings With Respect to Collateral. (a) Within 45 days following the Tranche B-5 Incremental Effective Date (or such later time as the Administrative Agent may agree in its sole discretion), the Borrower shall deliver to the Administrative Agent, with respect to each Mortgaged Property, (i) such duly executed amendments and other modifications to the Mortgage thereon as shall have been reasonably requested by the Administrative Agent, (ii)(x) a date-down or similar endorsement to its

Mortgage Policy where available or (y) if no date-down or similar endorsement to its Mortgage Policy is available, a mortgage modification endorsement, which may include a T-38 endorsement for any Mortgaged Property located in Texas together with a lien search to be performed after recordation of any Mortgage amendment or modification required under clause (i) hereof; provided that the Borrower shall be required to remove any encumbrance or lien on its title identified in such lien search and not otherwise permitted under the Credit Agreement and (iii) favorable opinions of local counsel to the Loan Parties in each state in which any Mortgaged Property is located, in form and substance reasonably satisfactory to the Administrative Agent, confirming that the Mortgage on each Mortgage Property located in such state, as amended, continues to secure the Obligations, including in respect of the Tranche B-5 Term Loans.

(b) Within 60 days following the Tranche B-5 Incremental Effective Date (or such later time as the Administrative Agent may agree in its sole discretion), the Borrower shall, or shall cause the applicable Loan Party to, deliver to the Administrative Agent and the Collateral Agent, with respect to each Collateral Document under the laws of any foreign jurisdiction, amendments, modifications or supplements to such Collateral Document and/or such additional Collateral Documents (and all related documents, including opinions of counsel, reasonably requested by the Administrative Agent) as may be necessary or appropriate, in the reasonable judgment of the Administrative Agent, to ensure that each such Collateral Document and the interest created thereby shall continue to apply for the benefit of all of the Obligations, including the Tranche B-5 Term Loans.

SECTION 12. Joinder. From and after the Tranche B-5 Incremental Effective Date, each Tranche B-5 Term Lender executing and delivering a signature page to this Amendment shall become a party to the Credit Agreement and, except as specifically set forth herein or in the Credit Agreement, shall have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof.

SECTION 13. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopy or other electronic image scan transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Agents may also require that any such documents and signatures delivered by telecopy or other electronic image scan transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopy or other electronic image scan transmission.

SECTION 14. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 15. Jurisdiction. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN

EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, THE BORROWER, FOREIGN HOLDINGS, HOLDINGS, PARENT, EACH OTHER PARENT GUARANTOR, EACH GUARANTOR, EACH AGENT PARTY HERETO AND EACH LENDER (INCLUDING EACH TRANCHE B-5 TERM LENDER) CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, FOREIGN HOLDINGS, HOLDINGS, PARENT, EACH OTHER PARENT GUARANTOR, EACH GUARANTOR, EACH AGENT PARTY HERETO AND EACH LENDER (INCLUDING EACH TRANCHE B-5 TERM LENDER) IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR OTHER DOCUMENT RELATED THERETO.

SECTION 16. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 17. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Borrower under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

FREESCALE SEMICONDUCTOR, INC., as Borrower,

By:	/s/ Steven P. Goel
Name: Steven P. Goel
Title: Vice President and Treasurer

FREESCALE SEMICONDUCTOR HOLDINGS V, INC., as Holdings,

By:	/s/ Steven P. Goel
Name: Steven P. Goel
Title: Treasurer

FREESCALE SEMICONDUCTOR HOLDINGS IV, LTD., as Foreign Holdings,

By:	/s/ Steven P. Goel
Name: Steven P. Goel
Title: Treasurer

FREESCALE SEMICONDUCTOR HOLDINGS III, LTD., as Parent,

By:	/s/ Steven P. Goel
Name: Steven P. Goel
Title: Treasurer

[Freescale Semiconductor, Inc. Amendment Agreement]

September 11, 2013

FREESCALE SEMICONDUCTOR, LTD., as an Other Parent Guarantor,

By:	/s/ Steven P. Goel
Name: Steven P. Goel
Title: Treasurer

FREESCALE SEMICONDUCTOR HOLDINGS II, LTD., as an Other Parent Guarantor,

By:	/s/ Steven P. Goel
Name: Steven P. Goel
Title: Treasurer

SIGMATEL, LLC, as a Guarantor,

By:	Freescale Semiconductor, Inc.,
its sole member

By:	/s/ Steven P. Goel
Name: Steven P. Goel
Title: Vice President and Treasurer

[Freescale Semiconductor, Inc. Amendment Agreement]

September 11, 2013

CITIBANK, N.A., as Administrative Agent and Collateral Agent,

By:	/s/ Matthew Burke
Name: Matthew Burke
Title: Vice President

[Freescale Semiconductor, Inc. Amendment Agreement]

September 11, 2013

DEUTSCHE BANK AG NEW YORK BRANCH, as Tranche B-5 Term Lender

By:	/s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director

By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

[Freescale Semiconductor, Inc. Amendment Agreement]

September 11, 2013

Schedule 1

Commitments

Tranche B-5 Term Lender	Tranche B-5 Term Loan Commitment
DEUTSCHE BANK AG, NEW YORK BRANCH	$800,000,000
TOTAL	$800,000,000